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                   ACT OF DECLARATION OF SEPARATE OWNERSHIP
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     On the 28th day of July, 2000, before the undersigned Notary Public, duly commissioned and qualified, and in the presence of the undersigned witnesses, personally appeared,

     BORDEN CHEMICALS AND PLASTICS OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (Tax ID #31-1265500), authorized to do business in the State of Louisiana, whose limited partnership agreement is on file and of record with the Louisiana Secretary of State, herein represented by BCP MANAGEMENT, INC., a Delaware corporation, its duly authorized General Partner, authorized to transact business in the State of Louisiana, herein represented by its duly authorized undersigned officer, acting pursuant to a corporate resolution, a copy of which is attached hereto, whose mailing address is declared to be Highways 73 and 30, Geismar, Louisiana 70734, hereinafter called Appearer, who declared and acknowledged that it is the owner of that leasehold estate created by the Ground Lease Agreement (the "Ground Lease") by and between BORDEN CHEMICAL, INC., a Delaware corporation (Tax ID #51-0370356), as Landlord, and Appearer, as Tenant, dated the date hereof, a Memorandum of Lease having been filed of record in the Conveyance Records of Ascension Parish, Louisiana, affecting property more fully described on Exhibit "A" which is attached hereto and made part hereof.

     Appearer declares that pursuant to the Ground Lease, it did agree with the Landlord to own, possess, operate and maintain certain of the buildings, improvements, machinery, and equipment located on the land, and other component parts of the land covered by the Ground Lease as fully described and listed on Exhibit "B" which is attached hereto and made a part hereof ("Improvements").

     Appearer hereby declares that all such Improvements, which are permanently attached to the land which is the subject of the Ground Lease belong to and are so owned by the Appearer, as separate immovable property all in accordance with
Article 491 of the Revised Civil Code of the State of Louisiana.

     NOW INTERVENES, BORDEN CHEMICAL, INC., a Delaware corporation,
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appearing herein through its undersigned representative, who hereby acknowledges that the Improvements now located on the land covered by the Ground Lease and which are permanently attached to the land which is leased under the Ground
Lease belong to and are owned by the Appearer, as its separate immovable property in accordance with Article 491 of the Revised Civil Code of the State of Louisiana.

     This act has been signed by Appearer in ___________, ________________, as of the day and year first set forth above, in the presence of the undersigned Notary and witnesses.

Witnesses:                              Appearer:

___________________________             BORDEN CHEMICALS AND PLASTICS OPERATING
                                        LIMITED PARTNERSHIP, a Delaware limited
                                        partnership


___________________________             By:  BCP MANAGEMENT, INC., a Delaware
                                        corporation, its General Partner

                                        By:____________________________________

                                        Its:___________________________________



                      ___________________________________
                                 Notary Public


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     This act has been signed by Intervenor in _______________, ____________ as of the day and year first set forth above, in the presence of the undersigned Notary and witnesses.

Witnesses:                              Intervenor:

___________________________             BORDEN CHEMICAL, INC, a Delaware
                                        corporation


___________________________             By:__________________________________

                                        Its:_________________________________



                      ___________________________________
                                 Notary Public


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                                   EXHIBIT A

                             PROPERTY DESCRIPTION

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                                   EXHIBIT B

                          DESCRIPTION OF IMPROVEMENTS

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